                                                                    Exhibit 10.8
                                                                    ------------

  Paradigm Genetics, Inc. has omitted from this Exhibit 10.8 portions of the Agreement for which Paradigm Genetics, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.



              Monsanto/Paradigm Genetics Collaboration Agreement


                               November 17, 1999

                                                                          Page
                                                                          ----
1.  DEFINITIONS...........................................................   1

      1.1  Affiliate......................................................   1
      1.2  Agreement......................................................   1
      1.3  Average Net Benchmark Product Price............................   2
      1.4  Average Net Product Price......................................   2
      1.5  Benchmark Product..............................................   3
      1.6  DNA............................................................   3
      1.7  Effective Date of this Agreement...............................   3
      1.8  Grace Periods..................................................   3
      1.9  Gene Patent Rights.............................................   3
     1.10  Paradigm Gene Patent Rights....................................   4
     1.11  Improvements...................................................   4
     1.12  Know How.......................................................   4
     1.13  Licensed Products..............................................   4
     1.14  Licensed Patent Rights.........................................   4
     1.15  Monsanto Enabling Technology...................................   4
     1.16  Monsanto Licensed Products.....................................   4
     1.17  Monsanto DNA Information.......................................   5
     1.18  Net Product Revenues...........................................   5
     1.19  Paradigm Licensed Products.....................................   5
     1.20  Permitted Data.................................................   5
     1.21  Project Commencement Date......................................   5
     1.22  Project Committee..............................................   5
     1.23  Production Target Level........................................   5
     1.24  Project Plan...................................................   6
     1.25  Project Quarter................................................   6
     1.26  Project Technology.............................................   6
     1.27  Product Sublicense Payments....................................   6
     1.28  Subsidiary.....................................................   6
     1.29  Term of this Agreement.........................................   6
     1.30  Value Added....................................................   6
     1.31  Monsanto Patents...............................................   7
     1.32  Paradigm Patents...............................................   7
     1.33  Joint Patents..................................................   7

2.  CONVEYANCE OF RIGHTS:....................................................................................   7

     2.1  Assignment to Monsanto:............................................................................   7
     2.2  License to Monsanto: Licensed Patent Rights........................................................   7
     2.3  License to Monsanto: Paradigm Gene Patent Rights...................................................   7
     2.4  License to Monsanto: Paradigm Gene Patent Rights - restriction on license..........................   7
     2.5  License to Monsanto: restriction on license........................................................   8
     2.6  License to Paradigm: Licensed Patent Rights........................................................   8
     2.7  License to Monsanto: research license - [________________]*........................................   8
     2.8  License to Paradigm: research license - [________________]*........................................   8
     2.9  License to Paradigm: research license - Monsanto Enabling Technology in research crops.............   9
     2.10 to Paradigm: research license - Monsanto Enabling Technology - restriction on license..............   9
     2.11 License to Paradigm: restriction on license........................................................   9

3.  FUNDED PROJECT...........................................................................................   9

     3.1  Funded Project.....................................................................................   9

     3.2  Contribution of Monsanto...........................................................................   9
       3.2.1  Monsanto DNA supplied..........................................................................  10
       3.2.2  Counting Monsanto DNA..........................................................................  10
       3.2.3  Counting for failed experiments................................................................  10

     3.3  Contribution of Paradigm...........................................................................  11
       3.3.1  Conducting Project Plan........................................................................  11
       3.3.2  Database Compatibility.........................................................................  11
       3.3.3  Biological Materials...........................................................................  11
       3.3.4  Contribution of Third Party Information........................................................  11
          3.3.4.1  Right to Summary Information.............................................................   11
          3.3.4.2  Consequence of Using Permitted Data......................................................   11
          3.3.4.3  Consequence of Expansion.................................................................   12

     3.4  Project Committee..................................................................................  12
       3.4.1  Committee Duties...............................................................................  12
       3.4.2  Committee Structure............................................................................  12
       3.4.3  Meetings.......................................................................................  12
       3.4.4  Decision Making................................................................................  12

3.5  Term and Termination of Funded Project..................................................................  13
       3.5.1  Early Termination - Production Target Levels Achieved..........................................  13
       3.5.2  Early Termination - Production Target Levels Not Achieved......................................  13
       3.5.3  Early Termination - Other Reasons..............................................................  14
       3.5.4  Extension......................................................................................  14
       3.5.5  Surviving Paragraphs...........................................................................  14

4.   PAYMENTS................................................................................................  14

     4.1  Project Funding....................................................................................  14
       4.1.1  Inducement Fee.................................................................................  14
          4.1.1.1  Termination Refund........................................................................  15
       4.1.2  Annual Technology Enhancement Fee..............................................................  15
       4.1.3  Quarterly Payment..............................................................................  15

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* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

       4.1.4  Production Target Level Payments................................................................ 15
       4.1.5  Additional Optional Projects.................................................................... 16
          4.1.5.1..[___]*..................................................................................... 16
          4.1.5.2  .Increase in Arabidopsis................................................................... 16
          4.1.5.3  Increase in Arabidopsis.................................................................... 16
          4.1.5.4  Impact of Expansion - Production Target Level Measurement.................................. 17
          4.1.5.5  Impact of Expansion - right to terminate................................................... 17

     4.2  Royalties - Monsanto Licensed Products.............................................................. 17
       4.2.1  Minimum Royalty................................................................................. 17
       4.2.2  One Royalty..................................................................................... 18
       4.2.3  Third Party Royalty Offset...................................................................... 18
       4.2.4  Monsanto Royalty Buy-Out........................................................................ 18

     4.3  License or sublicense of Licensed Patent Rights by Monsanto......................................... 18

     4.4  Royalties - Paradigm Licensed Products.............................................................. 19

     4.5  Valuation of Non-Monetary Consideration for Product Sublicense Payments:............................ 19

5.   RECORDS.................................................................................................. 19

     5.1  Payments of Royalties............................................................................... 19

     5.2  Books and Records for Royalty Payments.............................................................. 19

     5.3  Late Payment of Royalties........................................................................... 20

6.   INTELLECTUAL PROPERTY.................................................................................... 20

     6.1  Ownership of Project Technology Other Than Gene Patent Rights....................................... 20

     6.2  Disclosure of Patentable Inventions................................................................. 20

     6.3  Access to Gene Patent Rights........................................................................ 21

     6.4  Patent Prosecution and Maintenance; Paradigm Patents................................................ 21

     6.5  Patent Prosecution and Maintenance; Monsanto Patents................................................ 21

     6.6  Patent Prosecution and Maintenance; Joint Patents................................................... 21

     6.7  Gene Patent Rights.................................................................................. 22
       6.7.1  Disclosure...................................................................................... 22
       6.7.2  Prosecution of applications..................................................................... 22

     6.8  Cooperation......................................................................................... 22

     6.9  Costs............................................................................................... 22

     6.10 Patent Litigation: Right to Bring Suit.............................................................. 23

     6.11  Confidential Treatment............................................................................. 23

7.   CONFIDENTIALITY.......................................................................................... 23

     7.1  Confidential Information:........................................................................... 23

     7.2  Confidentiality and Limited Use:.................................................................... 23

       7.2.1  Limited Use:.................................................................................... 23
       7.2.2  Exceptions to Disclosure of Confidential Information:........................................... 24

     7.3  Exceptions to Classification as Confidential:....................................................... 24

       7.3.1  Publicly Available:............................................................................. 24

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* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

       7.3.2  Already Known:.............................................  24
       7.3.3  Third Party Disclosure:....................................  24

   7.4  Specific Information:............................................  24

   7.5  Disclosures to Personnel:........................................  25

   7.6  Return of Confidential Information:..............................  25

   7.7  Confidential Status of Agreement:................................  25

   7.8  Disclosure to Third Parties......................................  25
       7.8.1  Consultants................................................  25
       7.8.2  Investors..................................................  26

   7.9  Publications.....................................................  26

8.  REPRESENTATION AND WARRANTIES........................................  26

   8.1  Monsanto.........................................................  26

   8.2  Paradigm.........................................................  27

   8.3  Third Party Obligation...........................................  27

9.  INDEMNIFICATION......................................................  28

   9.1  General -Paradigm................................................  28

   9.2  General -Monsanto................................................  28

   9.3  Other Loss.......................................................  28

10.  APPLICABLE LAW......................................................  29

   10.1  Governing Law; Jurisdiction.....................................  29

11.  MISCELLANEOUS PROVISIONS............................................  29

   11.1  Notices:........................................................  29

   11.2  Assignability:..................................................  30

   11.3  Dispute Resolution..............................................  30
       11.3.1  General...................................................  30
       11.3.2  Parties Shall Meet........................................  30
       11.3.3  CEOs Shall Meet...........................................  30
       11.3.4  Arbitration Trigger.......................................  30
       11.3.5  Arbitration Rules.........................................  31
       11.3.6  Agreements to Agree.......................................  31

   11.4  Tax Reporting:..................................................  31

   11.5  Severability:...................................................  32

   11.6  Counterparts:...................................................  32

   11.7  Headings:.......................................................  32

   11.8  Agreement references:...........................................  32

   11.9  Appendices:.....................................................  32

   11.10 Export Control:.................................................  32

       11.11  Force Majeure:.............................................. 33

       11.12  Negation of Agency:......................................... 33

       11.13  Other Requests:............................................. 33

       11.14  Amendment and Waiver:....................................... 34

     THIS IS AN AGREEMENT effective November 17, 1999, ("Effective Date of this Agreement") by and between Paradigm Genetics Inc. a corporation organized under the laws of North Carolina having its principal place of business at 104 Alexander Drive, Building 2, P.O. Box 14528, Research Triangle Park, North Carolina 27009 ("Paradigm") and Monsanto Company ("Monsanto"), a Delaware corporation, having a principal place of business at 800 North Lindbergh Boulevard, St. Louis, Missouri 63167.

     WHEREAS, Monsanto has certain rights relating to genes which impart traits in plants and plants containing such genes, such rights including possession of technical information and know-how relating to such plants and their use, and ownership of U.S. and foreign patent applications covering the plants, seeds, genes and their use;

     WHEREAS, Paradigm has expertise in transforming Arabidopsis plants with DNA and analyzing the resultant plants for functional changes, including possession of technical information and know how relating to such plants and their analysis and use, and ownership of U.S. and foreign patent applications covering the plants, genes and their use.

     WHEREAS, Monsanto and Paradigm are contemplating establishing a strategic functional genomics research alliance to create proprietary intellectual property and products for both parties relating to gene sequences provided by Monsanto to Paradigm;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                                1.  DEFINITIONS
                                    -----------

     Terms in this Agreement defined in the singular have the same meanings when used in the plural and vice versa. For purposes of this Agreement, the following words and phrases shall have the following meanings:

     1.1  Affiliate

     "Affiliate" shall mean with respect to any person or entity, any other person or entity which directly or indirectly controls, is controlled by or is under common control with such person or entity. A person or entity shall be deemed to be "controlled" by any other person or entity if such other person or entity (i) possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such person or entity whether by contract or otherwise, (ii) has direct or indirect ownership of more than 50% (in the aggregate) of the voting power of all outstanding shares entitled to vote at a general election of directors of the person or entity or (iii) has direct or indirect ownership of more than 50% of the equity interests in a partnership or a limited liability company.

     1.2  Agreement

     "Agreement" shall mean this collaboration agreement.

     1.3  Average Net Benchmark Product Price

     "Average Net Benchmark Product Price" shall mean the average gross invoiced sales price received by Monsanto and its Affiliates for the sale of a unit of Benchmark Product, or if no Benchmark Product is sold by Monsanto or its Affiliates, all consideration received by a third party for the Benchmark Product, in each case, in arm's length sales to an independent third party, in a particular country for the applicable period, after deduction of the following items, provided and to the extent such items are actually incurred and documented and do not exceed reasonable and customary amounts in the market in which such sale occurred: (i) trade discounts actually allowed; (ii) credits, rebates and returns; (iii) freight and duties paid for and separately identified on the invoice or other documentation maintained in the ordinary course of business, (iv) taxes, duties and other compulsory payments to governmental authorities actually paid and separately identified on the invoice or other documentation maintained in the ordinary course of business, and (v) dealer/distributor and seed service fees paid by Monsanto and its Affiliates. All sales of Benchmark Products between Monsanto and any of its Affiliates and sublicensees shall be disregarded for purposes of computing Average Net Benchmark Product Price. A "sale" shall include any transfer or other disposition for consideration, and Average Net Benchmark Product Price shall include all consideration received by Monsanto or its Affiliates in respect of any sale of Benchmark Products, whether such consideration is in cash, payment in kind, exchange or another form.

     1.4  Average Net Product Price

     "Average Net Product Price" shall mean the average gross invoiced sales price received by Monsanto and its Affiliates for the sale of a unit of Licensed Product in arm's length sales to an independent third party, in a particular country for the applicable period, after deduction of the following items, provided and to the extent such items are actually incurred and documented and do not exceed reasonable and customary amounts in the market in which such sale occurred: (i) trade discounts actually allowed; (ii) credits, rebates and returns; (iii) freight and duties paid for and separately identified on the invoice or other documentation maintained in the ordinary course of business, (iv) taxes, duties and other compulsory payments to governmental authorities actually paid and separately identified on the invoice or other documentation maintained in the ordinary course of business, and (v) dealer/distributor and seed service fees paid by Monsanto and its Affiliates. All sales of Licensed Products between Monsanto and any of its Affiliates and sublicensees shall be disregarded for purposes of computing Average Net Product Price. A "sale" shall include any transfer or other disposition for consideration, and Average Net Product Price shall include all consideration received by Monsanto or its Affiliates in respect of any sale of Licensed Product, whether such consideration is in cash, payment in kind, exchange or another form. Average Net Product Price shall not be discounted due to any product "bundling" unless Monsanto or its Affiliates does not offer the Licensed Product outside of a "bundle". In the case of discounts on "bundles" of products or services which include Licensed Products, Monsanto may with notice to Paradigm calculate the Average Net Product Price by discounting the bona fide list price of a Licensed Product by no more than the average percentage discount of all products of Monsanto and/or its Affiliates in a particular "bundle", calculated as follows:

     Average percentage

     discount on a    =  (1 -A/B)x 100

     particular "bundle"

     where A equals the total discounted price of a particular "bundle" of products, and B equals the sum of the un-discounted bona fide list prices of each unit of every product in such "bundle". Monsanto shall provide Paradigm documentation, reasonably acceptable to Paradigm, establishing such average discount with respect to each "bundle".

     1.5  Benchmark Product

     "Benchmark Product" shall mean a product not covered by Licensed Patent Rights, but otherwise identical to a Licensed Product, or if no such product exists, substantially similar to a Licensed Product, but not covered by Licensed Patent Rights, in each case, available in the same country and time period. A Benchmark Product must be a commercial product sold by Monsanto or its Affiliates or a third party. If Monsanto or its Affiliates do not sell such a Benchmark Product, then the most suitable product that meets the above definition sold by a third party in the applicable country during the applicable time period shall be used as the Benchmark Product.

     1.6  DNA

     "DNA" shall mean deoxyribonucleic acid or other similar material.

     1.7  Effective Date of this Agreement
     "Effective Date of this Agreement" shall mean the date first written above.

     1.8  Grace Periods

     "Grace Period" shall mean for the Project Plan's years 1 and 2, 120 days beyond the Project Quarter given to achieve the Production Target Level for such Project Quarter and during the Project Plan's years 3 and beyond, 90 days beyond the Project Quarter given to achieve the Production Target Level for such Project Quarter.

     1.9  Gene Patent Rights

     "Gene Patent Rights" shall mean Licensed Patent Rights claiming an invention relating to the making, composition or function of any Monsanto DNA Information other than patent rights claiming discoveries or inventions not discovered or developed in the course of carrying out the Project Plan.

     1.10  Paradigm Gene Patent Rights

     "Paradigm Gene Patent Rights" shall mean patent rights of Paradigm claiming discoveries or inventions related to Monsanto DNA Information not discovered or developed in the course of carrying out the Project Plan.

     1.11  Improvements

     "Improvements" shall mean any improvements to Monsanto Enabling Technology. Improvements may or may not result in patentable subject matter.

     1.12  Know How

     "Know How" shall mean information and material known to Monsanto necessary to use any particular Monsanto Enabling Technology, including, but not limited to DNA constructs, probes, and antibodies.

     1.13  Licensed Products

     "Licensed Product" shall mean a particular product or a particular species of animals, plants, plant or animal parts, animal progeny, seed of plants and products from any of the foregoing, or the process of making any of the above, which, in the absence of a license, would infringe at least one (1) claim of an unexpired U.S. or foreign patent included within Licensed Patent Rights.

     1.14  Licensed Patent Rights

     "Licensed Patent Rights" shall mean (i) patent rights of Monsanto or Paradigm claiming [_________________]*, (ii) patent rights of Monsanto claiming Monsanto DNA Information, and (iii) patent rights of Paradigm claiming Monsanto DNA Information other than patent rights claiming discoveries or inventions not discovered or developed in the course of carrying out the Project Plan.

     1.15  Monsanto Enabling Technology

     "Monsanto Enabling Technology" shall mean proprietary DNA, processes, techniques and Know How of Monsanto owned by Monsanto or otherwise licensable by Monsanto to Paradigm at the Project Commencement Date which assists in or improves the ability to insert or express DNA in plants, including without limitation, those technologies listed in Appendix K.

     1.16  Monsanto Licensed Products

     "Monsanto Licensed Products" shall mean Licensed Products, other than chemical herbicides, which (i) infringe a Licensed Patent for which Paradigm has an ownership interest or which lists a Paradigm employee as an inventor, or (ii) infringe a Licensed Patent, the patentability of which was based, in whole or in part, on [________________]* to which an employee of Paradigm made a material contribution.

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* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     1.17  Monsanto DNA Information

     "Monsanto DNA Information" shall mean DNA and sequence information for such DNA provided by Monsanto to Paradigm including, but not limited to, full length cDNA clones, genomic clones, PCR primers to be used to amplify the desired gene from a target DNA or sequence for 5' and 3' PCR primers.

     1.18  Net Product Revenues

     "Net Product Revenues" shall mean the gross invoiced sales of Licensed Products received by Paradigm or their respective Affiliates during the applicable period in arm's length transactions after deduction of the following items, provided and to the extent such items are actually incurred and do not exceed reasonable and customary amounts in each market in which such sales occurred: (i) trade and quantity discounts and rebates;
     (ii) credits or allowances made for rejection or return of previously sold Licensed Products; (iii) any tax or government charge levied on the sale, such as value added tax (but not including income tax); and (iv) any charges for freight or insurance. In the event that the Licensed Product is not sold or is used internally by Paradigm or an Affiliate of Paradigm, or is sold or otherwise transferred to a third party for a price lower than if it had been sold to a third party in an arm's length transaction ("fair market value"), then Net Products Revenues shall be the fair market value of the Licensed Product.

     1.19  Paradigm Licensed Products

     "Paradigm Licensed Products" shall mean chemical herbicides which (i) infringe a Licensed Patent for which Monsanto has an ownership interest or which lists a Monsanto employee as an inventor, or (ii) infringe a Licensed Patent the patentability of which was based, in whole or in part, on [________________]* to which an employee of Monsanto made a material contribution.

     1.20  Permitted Data

     "Permitted Data" shall have the meaning set forth in Article 3.3.4.

     1.21  Project Commencement Date

     "Project Commencement Date" shall mean February 1, 2000.

     1.22  Project Committee

     "Project Committee" shall mean the committee established in Article 3.4.

     1.23  Production Target Level

     "Production Target Level" shall mean, for each Project Quarter, the achievement by Paradigm of the goal set forth in bold print in Appendix C or in any other Appendix adopted under Article 4.1.5.

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* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     1.24  Project Plan

     "Project Plan" shall mean the plan attached as Appendix B, as amended by the Project Committee.

     1.25  Project Quarter

     "Project Quarter" shall mean a calendar quarter starting from the Project Commencement Date.

     1.26  Project Technology

     "Project Technology" shall mean any materials, know-how, information, discoveries or inventions that are discovered or developed in the course of carrying out the Project Plan.

     1.27  Product Sublicense Payments

     "Product Sublicense Payments" shall mean all consideration received by Monsanto and its Affiliates or Paradigm and its Affiliates from licensees or sublicensees of Licensed Patent Rights in respect of any grant of rights to make, use, sell or import Licensed Products (including, without limitation, royalties or other payments for the sale of Licensed Products, sublicense fees and Production payments) less pro rata deductions (based on the number of technologies licensed to the licensee or sublicensee) for:
     (i)dealer/distributor and seed service fees actually paid by Monsanto and its Affiliates or Paradigm and its Affiliates, and (ii) taxes, duties and other compulsory payments to governmental authorities actually paid and separately identified on the invoice or the documentation maintained in the ordinary course of business.

     1.28  Subsidiary

     "Subsidiary" shall mean an Affiliate controlled by a party to this Agreement.

     1.29  Term of this Agreement

     "Term of this Agreement" shall be 6 years from the Project Commencement Date unless extended or terminated as provided for in this Agreement.

     1.30  Value Added

     "Value Added" shall mean (i) the difference between the Average Net Product Price of a Licensed Product as compared to the Average Net Benchmark Product Price of the applicable Benchmark Product in the same country and time period, and (ii) any other identifiable value (which is not merely speculative) attributable to the Licensed Patent Right's contribution to any Licensed Product sales, including, without limitation, increased market share of a Licensed Product and market share maintenance of a Licensed Product, in each case, as compared to the applicable Benchmark Product. It is understood and agreed that "Value Added" shall include all incremental value which is identifiable (and not merely speculative) which Monsanto and its Affiliates receives from customers of Licensed Products. For Licensed Products where there is no Benchmark Product, the Value Added will equal the Average Net Product Price.

     1.31  Monsanto Patents

     "Monsanto Patents" shall have the definition provided in Article 6.1.

     1.32  Paradigm Patents

     "Paradigm Patents" shall have the definition provided in Article 6.1.

     1.33  Joint Patents

     "Joint Patents" shall have the definition provided in Article 6.1.

                           2.  CONVEYANCE OF RIGHTS:
                               --------------------

     2.1  Assignment to Monsanto:

     Subject to the terms and conditions of this Agreement and for the consideration as set forth in Article 4, Paradigm agrees to assign and hereby assigns to Monsanto Paradigm's right, title and interest to the Gene Patent Rights.

     2.2  License to Monsanto: Licensed Patent Rights

     Except for Gene Patent Rights assigned to Monsanto pursuant to Article 2.1, subject to the terms and conditions of this Agreement (including, without limitation, Article 2.5) and for the consideration as set forth in Article 4, Paradigm hereby grants to Monsanto under Paradigm's interest in the Licensed Patent Rights and for the life of such Licensed Patent Rights a perpetual non-exclusive, world-wide license to make and use [________________]* and Monsanto DNA Information and a perpetual exclusive, world-wide license to develop, make, have made, import, use, sell, have sold, and offer to sell Monsanto Licensed Products. Paradigm further grants Monsanto the right to sublicense any of the above rights.

2.3  License to Monsanto: Paradigm Gene Patent Rights

     Paradigm grants to Monsanto, Subsidiaries of Monsanto and wholly-owned Affiliates of Monsanto under Paradigm's interest in Paradigm Gene Patent Rights a perpetual non-exclusive, world-wide license to use Monsanto DNA Information for research purposes only. Such right shall not extend to any other Paradigm owned or in-licensed technology.

2.4  License to Monsanto: Paradigm Gene Patent Rights - restriction on license

     No right to commercialize a plant produced under Article 2.3 is granted in this Agreement and Paradigm shall be under no obligation to provide such a license. Monsanto shall be responsible for maintaining sufficient records on the use of plants

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* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     which infringe Paradigm Gene Patent Rights so that such plants can be identified. To the extent that Monsanto or an Affiliate of Monsanto seeks to produce and analyze plants for a third party, Monsanto shall inform such third party that the rights granted Monsanto under Paradigm Gene Patent Rights is limited to the use of such plants solely by Monsanto and only for research purposes and that any license necessary to commercialize any plants can only be granted by Paradigm.

     2.5  License to Monsanto: restriction on license

     Nothing in this Agreement shall be construed as granting a license under any Paradigm patents other than Licensed Patent Rights or Paradigm Gene Patent Rights. No license is granted to any Licensed Product which infringes a Paradigm patent that is not included in Licensed Patent Rights or Paradigm Gene Patent Rights.

     2.6  License to Paradigm: Licensed Patent Rights

     Subject to the terms and conditions of this Agreement and for the performance of the Research Plan and other consideration as set forth herein, Monsanto hereby grants to Paradigm under the Licensed Patent Rights except for those patent rights directed to DNA other than Arabidopsis DNA and, if the Project Plan is extended under Article 4.1.5.1, except for those patent rights directed to DNA other than Arabidopsis and [___]* DNA, and for the life of such Licensed Patent Rights a perpetual non-exclusive world-wide license to make and use [________________]* and Monsanto DNA Information directed to Arabidopsis DNA and, if the Project Plan is extended under Article 4.1.5.1, [___]* DNA and a perpetual exclusive world-wide license to develop, make, have made, import, use, sell, have sold, and offer to sell Paradigm Licensed Products. Monsanto further grants Paradigm the right to sublicense the rights to develop, make, have made, import, use, sell, have sold, and offer to sell Paradigm Licensed Products.

     2.7  License to Monsanto: research license - [________________]*

     Paradigm grants to Monsanto, Subsidiaries of Monsanto and wholly-owned Affiliates of Monsanto under Paradigm's interest in Licensed Patent Rights and [________________]* a perpetual non-exclusive, worldwide license to use [________________]* for research purposes only. Such right shall not extend to any other Paradigm owned or in-licensed [________________]*.

     2.8  License to Paradigm: research license - [________________]*

     Monsanto grants Paradigm and those Subsidiaries of Paradigm at the Effective Date of this Agreement under Monsanto's interest in Licensed Patent Rights except for those patent rights directed to DNA other than Arabidopsis DNA and, if the Project Plan is extended under Article 4.1.5.1, except for those patent rights directed to DNA other than Arabidopsis and [___]* DNA, and [________________]* a perpetual nonexclusive, world-wide license to use [____________]* and Monsanto DNA Information directed to Arabidopsis DNA and, if the Project Plan is extended under Article 4.1.5.1, [___]* DNA for research purposes only. Such right shall not extend to any other Monsanto owned or in-licensed[________________]*, including Monsanto DNA Information that is not from

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     Arabidopsis or, if the Project Plan is extended under Article 4.1.5.1,
     [___]*, except as set forth in Article 2.9.

     2.9 License to Paradigm: research license - Monsanto Enabling Technology in research crops

     Monsanto grants Paradigm and Subsidiaries of Paradigm under Monsanto's interest in Monsanto Enabling Technology a perpetual, nonexclusive, U.S. and Europe only, license to use Monsanto Enabling Technology in Arabidopsis, tobacco and, if the Project Plan is extended under Article 4.1.5.1, [___]* for research purposes only. Such right shall not extend to any other Monsanto owned or in-licensed technology, whether or not licensed to Paradigm herein, except and to the extent as set forth in Article 2.8. Notwithstanding the foregoing, such research license shall not apply to research in herbicide resistance in any plant species.

     2.10 License to Paradigm: research license - Monsanto Enabling Technology - restriction on license

     No right to commercialize a plant produced under Article 2.9 is granted in this Agreement and Monsanto shall be under no obligation to provide such a license. Paradigm agrees to keep any plant produced in the United States and Europe. Paradigm shall be responsible for maintaining sufficient records on the use of Monsanto Enabling Technology so that such plants can be identified. To the extent that Paradigm or an Affiliate of Paradigm seeks to produce and analyze plants for a third party, Paradigm shall inform such third party that the rights granted Paradigm under Monsanto Enabling Technology is limited to the use of such plants solely by Paradigm and only for research purposes and that any license necessary to commercialize any plants can only be granted by Monsanto. Paradigm agrees to grant and hereby grants a royalty-free, nonexclusive license to Monsanto to any Improvements created by Paradigm.

     2.11  License to Paradigm: restriction on license

     Nothing in this Agreement shall be construed as granting a license under any Monsanto patents other than Licensed Patent Rights and Monsanto Enabling Technology. No license is granted to any Licensed Product which infringes a Monsanto patent that is not included in Licensed Patent Rights or Monsanto Enabling Technology.

                              3.  FUNDED PROJECT
                              ------------------
     3.1  Funded Project

     Subject to the terms and conditions set forth herein, commencing on the Project Commencement Date, Paradigm shall conduct the project pursuant to the Project Plan, as described herein or as amended by the Project Committee. Paradigm shall be responsible for the management and implementation of the Project Plan.

     3.2 Contribution of Monsanto


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Monsanto will supply Monsanto DNA Information to Paradigm as provided in the
Project Plan to allow Paradigm to meet the Production Target Levels as set forth in the applicable Appendix.

     3.2.1  Monsanto DNA supplied

            In the case of Monsanto DNA Information relating to a species other than Arabidopsis, such Monsanto DNA Information shall be in the form of a
            [__________________________________________________________]*

            each such non-Arabidopsis DNA, Paradigm will provide [________ __________________________________________________________]*.
            Monsanto agrees to provide to Paradigm [________________________ _____________________________________________]*. Under the
            Project Plan, Monsanto shall be limited to providing no more than [_________________]* non-Arabidopsis DNA of which no more than [_____________________]* will be from [___]*, no more than
            [__________________]* will be from [__________]* and no more than
            [_______________]* will be from
            [________________________________]*. These amounts will be proportionally expanded if Monsanto exercise the options under Articles 4.1.5.2 or 4.1.5.3. Monsanto will use diligent efforts to assure that all Monsanto DNA Information is accurate.

     3.2.2  Counting Monsanto DNA

            For purposes of calculating the achievement of Production Target Levels,
            [__________________________________________________________
            ___________________________________________________________
            ___________________________________________________________
            ___________________________________________________________
            ___________________________________________________________
            ___________________________________________________________
            ___________________________________________________________
            ___________________________________________________________
            ____________________________________________]*.  It is
            additionally expected that control experiments will be included in the Project Plan which will not be counted towards the Production Target Levels.

     3.2.3  Counting for failed experiments

     In the event that Paradigm attempts diligently to insert the DNA from any Monsanto DNA Information into Arabidopsis as set forth in the Project Plan but is unable to do so, then for purposes of calculating the achievement of Production Target Levels, Paradigm will be deemed to have achieved [___________________]* of an analysis.

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3.3  Contribution of Paradigm

     3.3.1  Conducting Project Plan

     Paradigm shall use diligent efforts to conduct the Project Plan and meet the Production Target Levels set out in the appendices.

     3.3.2  Database Compatibility

     Paradigm agrees to make diligent efforts to report data generated from the Project Plan in a customized database as described in the Project Plan. This data base will be updated on a monthly basis.

     3.3.3  Biological Materials

     Paradigm will provide Monsanto with reasonable access to biological materials generated in the course of conducting the Project Plan as set forth in the Project Plan.

     3.3.4  Contribution of Third Party Information

     In the event that Monsanto provides Monsanto DNA Information to Paradigm that Paradigm has already analyzed for a third party, Paradigm agrees, to the extent it has the right to do so, to make available to the Project Committee data resulting from such analysis on the following basis:

            3.3.4.1  Right to Summary Information

            For each such analysis Paradigm will initially provide to the Project Committee a brief summary of the data which will consist of a statement as to whether the data shows a statistically significant deviation from data obtained from a wild type Arabidopsis plant. The Project Committee will then determine whether or not to receive the data that Paradigm has the right to deliver ("Permitted Data"). If the Project Committee chooses not to receive the Permitted Data and not to have Paradigm analyze such Monsanto DNA Information independently in the Project Plan, then the specific Monsanto DNA Information will not be counted in the throughput targets for the Project Plan and Monsanto can replace that Monsanto DNA Information with different Monsanto DNA Information to be analyzed by Paradigm, provided, however, that the Project Committee may only do so with respect to [__]* DNA sequences provided by Monsanto.

            3.3.4.2  Consequence of Using Permitted Data

            If the Project Committee decides to proceed with a full analysis, it will elect to receive the Permitted Data and, assuming the Permitted Data does not contain all the analysis provided in the Project Plan, have Paradigm

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            complete the analysis of the Monsanto DNA Information as provided in the Project Plan. If the Project Committee chooses to receive the Permitted Data, or if the Project Committee decides to have Paradigm complete the analysis of that Monsanto DNA Information in the Project Plan, or if the Project Committee elects to not receive the Permitted Data for any DNA sequences in excess of [__]*, then that Monsanto DNA Information will be counted in the throughput targets for Paradigm in the Project Plan.

            3.3.4.3  Consequence of Expansion

            In the event that the Project Plan is expanded as set forth in
            Article 4.1.5.2 or Article 4.1.5.3, there will be no limit to the number of times the Project Committee may elect not to receive the Permitted Data; provided, however, that of at any time Monsanto has not provided Paradigm with sufficient Monsanto DNA Information to be able to achieve the Production Target Levels set forth in the appropriate Appendix, then Monsanto DNA Information which was not counted in the throughput targets for the Project Plan because it was not elected will be counted for purposes of determining the Production Target Level.

3.4  Project Committee

     3.4.1  Committee Duties

            The duties of the Project Committee shall be as specified in this Agreement and as determined in writing by the parties, so long as such written determination is not inconsistent with this Agreement unless the parties amend the Agreement accordingly.

     3.4.2  Committee Structure

            The Project Committee shall be comprised of three Monsanto and three Paradigm employees designated by Monsanto and Paradigm, respectively. Each party is free to name and change its Project Committee Members without permission from the other party.

     3.4.3  Meetings

            The Project Committee shall meet quarterly at Paradigm or other location as agreed upon by both parties. The Project Committee will prepare quarterly science reports and the minutes of the meetings will be approved by both parties.

     3.4.4  Decision Making

            The Project Committee may modify the Project Plan based upon actual project results. The Project Committee will also agree upon how to

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            integrate new technology into the project from Monsanto, Paradigm or third parties. Monsanto will be given a supermajority vote on all decisions that do not materially change the scope of the Project
            Plan or do not require Paradigm to incur any additional costs with the exception that a unanimous vote is required to change the provisions of the Project Plan relating to Monsanto's supply of DNA (Article 3.2) or Monsanto's access to biological materials (Article 3.3.3). Other than the Project Plan, the Project Committee may not modify this Agreement. Any decisions related to material changes in the scope or the budget for the Project Plan or related to changing the terms of this Agreement will require mutual consent of Paradigm and Monsanto.

3.5  Term and Termination of Funded Project

     The Term of this Agreement will be 6 years after the Project Commencement Date with the possibility to extend the Agreement based upon the mutual agreement of both parties.

     3.5.1  Early Termination - Production Target Levels Achieved

            Monsanto will have the option to serve notice of its intention to terminate the Project Plan at end of any quarter from Project Quarter 8 to Project Quarter 12 of the Project Plan, such notice having the effect of terminating the Agreement eighteen (18) months after such written notice to Paradigm (e.g., notice given at the end of Project Quarter 8 terminating the Agreement at the end of Project Quarter 14). In the event of early termination, Production Target Level payments and quarterly payments remaining the same as set forth in Appendix C and D until such termination.

     3.5.2  Early Termination - Production Target Levels Not Achieved

            Both parties will have the option to terminate this Agreement prior to the expiration of the six (6) year term under the following conditions. Either party may terminate the Agreement with thirty
            (30) days prior written notice given within thirty (30) days after the relevant period set forth below as follows: (a) after the third Project Quarter or any subsequent Project Quarter (including its permitted Grace Period), if Paradigm has achieved no Production Target Levels at a level requiring payment pursuant to Article 4.1.4 during a period of three (3) consecutive Project Quarters ending with such Project Quarter (including permitted Grace Periods), or
            (b) after the fourth Project Quarter or any subsequent Project Quarter (including its permitted Grace Period), if Paradigm has achieved no Production Target Levels at a level requiring payment pursuant to Article 4.1.4 during fifty percent (50%) or more of the completed Project Quarters (including permitted Grace Periods). In the event of termination for failure to achieve Production Target Levels as set forth above,

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            Monsanto shall not be obligated to make any research funding payments pursuant to Articles 4.1.3 or 4.1.4 to Paradigm that are due more than thirty (30) days after notice has been given. Monsanto will have no right to recoup any monies already paid to Paradigm prior to termination under this Article 3.5.2.

     3.5.3  Early Termination - Other Reasons

            Either party may terminate this Agreement by reason of failure to cure a material breach by the other party or upon bankruptcy, insolvency, and dissolution or winding up of the other party. Any such termination will require written notice from the terminating party, specifying, in reasonable detail, the breach or other basis of the termination. The breaching party will be given 60 days from receipt of such written notice to cure the breach pursuant to this
            Article 3.5.3 prior to actual termination. If the breach is cured during such period, the notice will have no force or effect.

     3.5.4  Extension

            Paradigm and Monsanto will meet during the twenty-first Project Quarter to determine the conditions and terms on which the project would be extended beyond 6 years. No extension will occur except upon mutual agreement of the parties.

     3.5.5  Surviving Paragraphs

            Termination of this Agreement for any reason other than Articles
            3.5.2 and 3.5.3 shall not terminate the provisions set forth in Articles 2, 4.2, 4.3, 4.4, 5, 6, 7, 8, 9, 10 and 11. The rights and obligations of these Articles shall continue in full force and effect following any such termination. If Monsanto terminates the Agreement under Articles 3.5.2 or Article 3.5.3, then all the above Articles shall survive except for Articles 2.9 and 2.10. Upon any termination, Monsanto DNA Information shall only include that DNA that has been analyzed and reported to Monsanto under the Project Plan.

                                 4.  PAYMENTS
                                     --------

4.1  Project Funding

     Monsanto agrees to fund the Project Plan over the Term of this Agreement as set forth below:

     4.1.1  Inducement Fee

            As an inducement to Paradigm to commit assets and personnel and undertake the obligation to conduct the Project Plan over the Term of this Agreement, Monsanto agrees to pay Paradigm *[___________________

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            ___________________________________________________________
            _________________________________________________________________
            ___________________________________]*.

            4.1.1.1  Termination Refund

                     In the event that this Agreement is terminated within [_______ __________]* of Project Commencement Date due to a breach by Paradigm, Paradigm shall refund Monsanto [____________ ___________________]*.

     4.1.2  Annual Technology Enhancement Fee

            Paradigm shall invest during project years 1-5 at least [_________ _______________________________]* in new technology, either externally or internally. Such investments shall be approved by the Project Committee, which approval shall not be unreasonably withheld.

     4.1.3  Quarterly Payment

            Monsanto will pay Paradigm the fees set out in Appendix D as compensation for Paradigm's services under the Project Plan for each Project Quarter at the beginning of each Project Quarter.

     4.1.4  Production Target Level Payments

            For each quarter in which Paradigm meets at least 80% (except as set forth below) of the quarterly Production Target Level, set out in Appendix C, during the Project Quarter or within the permitted Grace Period, Monsanto will pay Paradigm the Production payment according to the following formula:

            Production payment =
            [Production payment set forth in Appendix E] * [[[actual deliverable/Production Target Level]-1]*2]+1:
            wherein if [actual deliverable/Production Target Level] 0.8, then Production payment =0 (except as set forth below); and wherein Production payment cannot be greater than 1.4 *
            [Production payment set forth in Appendix D]; and wherein sum of all Production payments cannot be greater than [_____________________________________________ ___________]*,
            unless one or more of the options in Article 4.1.5 are exercised, in which event the sum of the Production payments cannot be greater than the aggregate total of the Production payments on the appropriate Appendices.
            Notwithstanding the foregoing, if during the last three (3)
            Project Quarters, there is an insufficient quantity of Monsanto
            DNA Information being analyzed under the Project Plan to allow the Production Target Level to be reached, then [___________________________________

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            ______]* for such quarter will be paid based on
            [_____________________ _________]* for such Project Quarter to the
            [______________________]* for such Project Quarter subject to the limit on the sum of all Production payments in the preceding paragraph.

            Such payment will be made within sixty (60) days of the demonstration of the achievement of the Production Target Level.

     4.1.5  Additional Optional Projects

            The following changes to the Project Plan will occur upon proper notice from Monsanto to Paradigm

            4.1.5.1.[___]*

            Provided that Monsanto gives Paradigm at least [_____________]* written notice of its desire to [_______]* to the project, in addition to the project initially described in the Project Plan, Paradigm will [__ _____________]* to the project. This expansion will begin as of the beginning of the fifth, sixth, seventh or eighth Project Quarter and continue for 20 Project Quarters. The Project Plan will be appropriately amended by the parties. Production Target Levels for [___]* are set out in Appendix E and quarterly and production payments for [___]* are set out in Appendix F.

            4.1.5.2.  Increase in Arabidopsis

            Provided that Monsanto gives Paradigm at least six (6) months written notice of its desire to increase the number of Arabidopsis genes to be analyzed, Paradigm will increase the number of genes to be analyzed in Arabidopsis by [____]* genes. This expansion will begin as of the beginning of the ninth, tenth, eleventh or twelfth Project Quarter and continue for 20 Project Quarters, with the Term of this Agreement being appropriately extended The Project Plan will be appropriately amended by the parties. Production Target Levels for this option are set out in Appendix G and quarterly and production payments for this option are set out in Appendix H.

            4.1.5.3  Increase in Arabidopsis

            Provided that Monsanto gives Paradigm at least six (6) months written notice of its desire to increase the number of Arabidopsis genes to be analyzed, Paradigm will increase the number of genes to be analyzed in Arabidopsis by [____]* genes. This expansion will begin as of the beginning of the ninth, tenth, eleventh or twelfth Project Quarter and continue for 24 Project Quarters with the Term of this Agreement being appropriately extended. The Project Plan will be appropriately amended by the parties. Production Target Levels for this option are set out in

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            Appendix I and quarterly and production payments for this option are set out in Appendix J.

            4.1.5.4 Impact of Expansion - Production Target Level Measurement

            Each Production Target Level set out in the appendices will be measured independently with Arabidopsis deliverables counted toward the Production Target Levels set forth in Appendix C first up to 100% of the Production Target Levels set forth in Appendix C and the remainder applied to the expansion in Articles 4.1.5.2 or 4.1.5.3, whichever applies. Production payments for each expansion shall be calculated pursuant to the formula set forth in Article 4.1.4. In addition, failure to achieve Production Target Levels for any expansion in Articles 4.1.5.1, 4.1.5.2 and 4.1.5.3 as described in
            Article 3.5.2 shall only give rise to a right of termination of the expansion and not the original Project Plan unless the Production Target Levels of the original Project Plan are also not achieved as set out in Article 3.5.2.

            4.1.5.5  Impact of Expansion - right to terminate


            If Monsanto exercises its option under Article 4.1.5.1, 4.1.5.2, or 4.1.5.3, then Monsanto's right to terminate this Agreement pursuant to Article 3.5.1 will terminate.

4.2  Royalties - Monsanto Licensed Products

     Monsanto shall pay Paradigm a royalty of [_]* of the aggregate [__________]* of all Monsanto Licensed Products sold by Monsanto or its Affiliates or a licensee of Monsanto (except in the case of a bare sublicense as provided in Article 4.3) subject to the following conditions:

     4.2.1  Minimum Royalty

            The minimum annual royalty to be paid by Monsanto will be [_____________________________________]* for each trait within
            Monsanto Licensed Products that is covered by Licensed Patent Rights, provided such trait is used in a crop in Appendix A, otherwise the minimum royalty shall be [_______________________]* subject to Article 4.2.2. If earned royalties paid pursuant to
            Article 4.2 do not reach this amount, the balance will be paid with the report delivered for the second half of each annual period (either fiscal or calendar) pursuant to Article 5.1. By way of illustration, engineering drought resistance into corn and soybeans would be a single trait, regardless of the number of genes used to achieve that trait, with a minimum annual royalty of

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            [_______]* and engineering drought resistance and freeze resistance into corn would be two traits with a minimum annual royalty of [_______]*.

     4.2.2  One Royalty

            Royalties shall be paid by Monsanto on a product-by-product basis. Only one royalty shall be due and payable to Paradigm by Monsanto regardless of the number of patents included in the Licensed Patent Rights practiced by Monsanto and its Affiliates and sublicensees in connection with the production and commercialization of a particular Licensed Product, provided, such royalty shall reflect [___]* of the total aggregate [__________]* of such Licensed Product.

     4.2.3  Third Party Royalty Offset.

            In the event that Monsanto owes royalties directly or indirectly to an independent third party for licenses to intellectual property necessary for use of Licensed Patent Rights in the commercialization of Licensed Products, then Monsanto may offset against royalties due to Paradigm an amount [__________________________________________]*
            being paid to Paradigm with respect to the relevant Licensed Product (e.g., where Paradigm receives a royalty of [__________________________]*, Monsanto would be entitled to an offset equal to [_____________]* of such royalties paid to third parties). By way of illustration and without limitation, if the [__________]* for a particular Licensed Product is[_______________ _____________]* and Monsanto owes a royalty to a third party with respect to such Licensed Product of [__________________]*, then the royalty due to Paradigm with respect to such Licensed Products would be [__________________________________]*. Such offsets will not affect Monsanto's obligation to pay minimum royalties pursuant to
            Article 4.2.1.

     4.2.4  Monsanto Royalty Buy-Out

            Monsanto shall have an option to negotiate with Paradigm with respect to a one-time payment to Paradigm with respect to each or all Monsanto Licensed Product in lieu of paying any further royalties on such products. The parties shall conduct such negotiation in good faith, but neither shall be obligated to agree to any buy-out.

4.3  License or sublicense of Licensed Patent Rights by Monsanto.

     If Monsanto grants a license or sublicense of Licensed Patent Rights to a third party non-Affiliate without providing such licensee or sublicensee with a Licensed Product, Monsanto shall pay Paradigm [___________________]* of Product Sublicense Payments received for such license or sublicense by Monsanto, unless the grant is for a crop listed in Appendix A, in which case

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     Monsanto shall pay Paradigm [_________________]* of Product Sublicense
     Payments received for such license or sublicense by Monsanto. All such payments shall apply against the minimum royalty payments set forth in
     Article 4.2.1.

4.4  Royalties - Paradigm Licensed Products

     Paradigm shall pay Monsanto [____________________________________
     _________________________________________________________________]*
     received for any license or sublicense granted by Paradigm under the license granted to it by Article 2.6.

4.5  Valuation of Non-Monetary Consideration for Product Sublicense Payments:

     Paradigm or Monsanto can accept non-monetary consideration for the sale of any product or the grant of any license or sublicense for which Product Sublicense Payments are to be calculated under this Article, provided that such non-monetary consideration can be reasonably valued.

                                  5.  RECORDS
                                      -------

5.1  Payments of Royalties

     Within ninety (90) days of the end of the applicable semi-annual period (either fiscal or calendar) following the first commercial sale of a Licensed Product and within ninety (90) days after the end of each six months thereafter, the party selling or receiving value for such Licensed Product shall make a written report to the other party setting forth the information, including that of Affiliates and licensees or sublicensees, necessary to permit the other party to calculate and confirm the royalty payment due the other party, even if no royalty payment is due. At the time each report is made, the party selling or receiving value shall pay to the other party the royalties shown by such report to be payable hereunder. Payments due on sales in foreign currency shall be calculated in United States dollars on the basis of the rate of exchange in effect for purchase of dollars at Chase Manhattan Bank, New-York, New York, on the last business day of the last-preceding June or December, whichever shall be later. Payments shall be without set off and free and clear of any taxes, duties, fees or charges other than withholding taxes, if any. Payment shall be made by wire transfer to an account in the United States which the other party may designate from time to time by prior, written notice.

5.2  Books and Records for Royalty Payments

     Each party shall keep, and shall cause its Affiliates, licensees and sublicensees to keep, books and records in such reasonable detail as will permit the reports provided for in this Article hereof to be made and the royalties payable hereunder to be determined. Each party further agrees to permit each party's and their

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     Affiliates books and records to be inspected and audited from time to time
     (but not more often than once annually) during reasonable business hours by an independent auditor, designated by the holder of such books and records and approved by the other party, which approval will not be unreasonably withheld, to the extent necessary to verify the reports provided for in this article provided, however, that such auditor shall indicate to the other party only whether the reports and royalties paid are correct, and if not, the reason why not. In the event that such an audit results in additional royalties being owed to the other party, such royalties shall be paid within sixty (60) days from notice of deficiency along with interest calculated as from the date the correct payment was due to the date of actual payment at an annual rate of five (5) percentage points above the prime rate quoted by Chase Manhattan Bank, New York, New York, on the day payment was due, until paid; and if the original payment was more than five percent (5%) less than it should have been, the cost of the audit shall be reimbursed.

5.3  Late Payment of Royalties

     If any royalties owed under this Agreement are not paid when due, the unpaid amount shall bear interest, compounded annually, at an annual rate of five (5) percentage points above the prime rate quoted by Chase Manhattan Bank of New York on the day payment was due, until paid or offset.

                           6.  INTELLECTUAL PROPERTY
                               ---------------------

6.1  Ownership of Project Technology Other Than Gene Patent Rights.

     Except as set forth in Article 2.1 of this Agreement (which covers Gene Patent Rights): (i) any Project Technology and any patent applications and patents claiming Project Technology first conceived or discovered by one or more employees of Monsanto shall belong to Monsanto ("Monsanto Patents");
     (ii) any Project Technology and any patent applications and patents claiming an Project Technology first conceived or discovered by one or more employees of Paradigm shall belong to Paradigm ("Paradigm Patents"); and
     (iii) any Project Technology and any patent applications and patents claiming any Project Technology first conceived or discovered jointly by one or more employees of Monsanto and one or more employees of Paradigm shall belong jointly to Monsanto and Paradigm ("Joint Patents"). Each owner of any Joint Patent shall be free to exploit its undivided interest in such Joint Patent. Inventorship shall be determined in accordance with United States patent laws.

6.2  Disclosure of Patentable Inventions

     In addition to the disclosures otherwise required under this Agreement, each party shall submit a written report to the other within sixty (60) days of the end of each Project Quarter summarizing any invention arising in the performance of the Project Plan during the prior Project Quarter which it believes may be patentable.

6.3  Access to Gene Patent Rights

     Monsanto shall provide Paradigm with access to inspect patent applications and prosecution files for Gene Patent Rights and to make copies of such files and prosecution files at its own expense and for its own internal use upon reasonable notice to Monsanto of Paradigm's intent to perform such inspection. Paradigm shall bear the out-of pocket costs of inspecting and copying such patent applications and prosecution files.

6.4  Patent Prosecution and Maintenance; Paradigm Patents

     Paradigm shall control the preparation, filing, prosecution and maintenance of all Paradigm Patents and be responsible for all costs associated therewith. In the event Paradigm elects not to file in a reasonable time or to cease prosecution of a filed application for a Paradigm Patent or to abandon an issued Paradigm Patent, Paradigm shall notify Monsanto not less than two (2) months before any relevant deadline, and Monsanto shall have the right to assume control over the prosecution of such filed application for a Paradigm Patent or maintenance of such issued Paradigm Patent.

6.5  Patent Prosecution and Maintenance; Monsanto Patents

     Monsanto shall control the preparation, filing, prosecution and maintenance of all Monsanto Patents and be responsible for all costs associated therewith. In the event Monsanto elects not to file in a reasonable time or to cease prosecution of a filed application for a Monsanto Patents or to abandon an issued Monsanto Patents, Monsanto shall notify Paradigm not less than two (2) months before any relevant deadline, and Paradigm shall have the right to assume control over the prosecution of such filed application for a Monsanto Patent or maintenance of such issued Monsanto Patent.

6.6  Patent Prosecution and Maintenance; Joint Patents

     The parties shall agree upon an outside law firm who shall prepare, file, prosecute and maintain Joint Patents under the joint instructions of the parties. All costs shall be shared equally. In the event Paradigm or Monsanto elects not to share or continue to share such costs of prosecution of a filed application for a Joint Patent or maintenance costs for an issued Joint Patent, it shall notify the other party not less than two (2) months before any relevant deadline, and the other party shall have the right to assume sole control over the prosecution of such filed application for a Joint Patent or maintenance of such issued Joint Patent. In such event, the party which assumes such control shall have title to such Joint Patent and the other party agrees to execute the appropriate documents to assign such patent to the other party.

6.7  Gene Patent Rights

     6.7.1  Disclosure

            Each party shall promptly disclose to the other any invention made during the Term of this Agreement by such party which may reasonably be expected to be the subject of a Gene Patent Right. In order to safeguard Monsanto's right to prepare, file and prosecute Gene Patent Rights, Paradigm will not file any patent application which discloses the sequence, composition or function of any Monsanto DNA Information until the earlier of: (i) receipt of notice from Monsanto that a patent application has been filed on such Gene Patent Rights; or (ii) six (6) months after disclosure by Paradigm to Monsanto that it seeks to file a patent application that would disclose the sequence, composition or function of Monsanto DNA Information, unless the parties mutually agree to extend such time.

     6.7.2  Prosecution of applications

            Monsanto shall control the preparation, filing, prosecution and maintenance of all Gene Patent Rights and be responsible for all costs associated therewith. Monsanto will notify Paradigm of the filing of each application for a Gene Patent Right within five (5) days of such filing and provide Paradigm with a copy of such application. In the event Monsanto elects not to file a patent applications, ceases prosecution of a filed application for a Gene Patent Right or decides to abandon an issued Gene Patent Right, Monsanto shall notify Paradigm as early as possible, but not less than one (1) month before any relevant deadline, and Paradigm shall have the right to assume control over the filing of an application for such Gene Patent Right, prosecution of such filed application for a Gene Patent Right or maintenance of such issued Gene Patent Right.

6.8  Cooperation

     Each party agrees to cooperate with the other in preparing and executing any documents necessary or useful to obtain patent protection on any invention that is subject to this Agreement in any country in the world.

6.9  Costs

     Each party shall retain control over and bear all expenses associated with the filing, prosecution and maintenance of patents on inventions made before the effective date of this Agreement by such party.

6.10  Patent Litigation: Right to Bring Suit

      Each party shall have the sole power to institute and prosecute at its own discretion and expense suits for infringement of their respective patent rights, provided that if Monsanto does not bring suit against a party who is alleged to be infringing any Gene Patent Right through the sale of a Paradigm Licensed Product within sixty (60) days of a request from Paradigm to bring such suit, then Paradigm may bring such suit in its own name or in the name of Monsanto. Each party agrees to cooperate with the other in any suit brought under this Article. All expenses in such suits will be borne entirely by the party bringing such suit and such party shall collect all judgments or awards arising from these suits. In the event a judgment or award is collected by the party bringing the suit, then the party not bringing the suit shall be entitled to any royalties or shares of Product Sublicense Payments which they would otherwise have been entitled to from the sale of Licensed Products by the infringer.

6.11  Confidential Treatment

      All information disclosed under this Article 7 shall be treated as Confidential Information under Article 8.

                              7.  CONFIDENTIALITY
                                  ---------------

7.1   Confidential Information:

      It is anticipated that it will be necessary, in connection with their obligations under this Agreement, for Paradigm and Monsanto, and Affiliates of either party, to disclose to each other confidential proprietary business and/or technical information ("Confidential Information") relating to their respective businesses, products and technologies. The Confidential Information shall include information disclosed in writing or other tangible form, including samples of materials.

7.2   Confidentiality and Limited Use:

      7.2.1 Limited Use:

            With respect to all Confidential Information, both Paradigm and Monsanto and Subsidiaries and wholly-owned Affiliates of either party agree as follows, it being understood that "recipient" indicates the party receiving the confidential, proprietary information from the other "disclosing" party. Confidential Information disclosed to the recipient shall remain the property of the disclosing party and shall be maintained in confidence by the recipient and shall not be disclosed to third parties or to Affiliates other than Subsidiaries or wholly-owned Affiliates by the recipient and, further, shall not be used except for purposes contemplated in this Agreement. All confidentiality and limited use obligations with respect to the Confidential Information shall terminate five
            (5) years after the termination date of this Agreement.

     7.2.2  Exceptions to Disclosure of Confidential Information:

            Notwithstanding any provision to the contrary, a party may disclose the Confidential Information of the other party: (i) in connection with an order of a court or other government body or as otherwise required by or in compliance with law or regulations; provided that the disclosing party provides the other party with notice and takes reasonable measures to obtain confidential treatment thereof; (ii) in confidence to attorneys, accountants, banks and financial sources and their advisors; or (iii) in confidence, in connection with a license, sublicense, or acquisition, permitted by this Agreement.

7.3  Exceptions to Classification as Confidential:

     The obligations of confidentiality and limited use shall not apply to any of the Confidential Information which

     7.3.1  Publicly Available:

            as of the date of disclosure is publicly available by publication or other documented means or later becomes likewise publicly available through no act or fault of recipient; or

     7.3.2  Already Known:

            is already known to recipient before receipt from the disclosing party, as demonstrated by recipient's written records; or

     7.3.3  Third Party Disclosure:

            is made known to recipient by a third party who did not obtain it directly or indirectly from the disclosing party and who does not obligate recipient to hold it in confidence.

7.4  Specific Information:

     Specific information shall not be deemed to be within any of these exclusions merely because it is embraced by more general information falling within these exclusions.

7.5  Disclosures to Personnel:

     Recipient agrees to advise those of its officers, directors, stockholders, employees, associates, agents, consultants, and Affiliates who become aware of the Confidential Information, of these confidentiality and limited use obligations and agrees, prior to any disclosure of Confidential Information to such individuals or entities, to make them bound by obligations of confidentiality and limited use of the same stringency as those contained in this Agreement.

7.6  Return of Confidential Information:

     Upon termination of this Agreement, originals and copies of Confidential Information in written or other tangible form will be returned to the disclosing party by recipient or destroyed by recipient, except to the extent that it is the subject of a continuing license or other right of use. One copy of each document may be retained in the custody of the recipient's legal counsel solely to provide a record of what disclosures were made.

7.7  Confidential Status of Agreement:

     The terms and existence of this Agreement shall be deemed to be Confidential Information and shall be dealt with according to the confidentiality requirements of this Article. Both parties agree, furthermore, that neither party will make public disclosures concerning other specific terms of this Agreement without obtaining the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, at such time as Paradigm or Monsanto may request, the parties shall mutually agree on a press release announcing the execution of this Agreement and the basic terms hereof. Once any written statement is approved for disclosure by both parties, either party may make subsequent public disclosures of the contents of such statement without the further approval of the other party.

7.8  Disclosure to Third Parties

     7.8.1  Consultants

            Monsanto and Paradigm will be permitted to share Project Technology with third parties who have signed a funded research agreement which obligates the third party to do research for the party, maintain the Project Technology confidential and to assign all inventions and discoveries arising from the Project Technology to the party to the agreement (either Monsanto or Paradigm). The parties will inform each other which such third parties have been given access to Project Technology.

     7.8.2  Investors

            Paradigm may disclose Confidential Information to current and future Paradigm investors and other sources and potential sources of financing so long as, in each case, the entity to which disclosure is made is bound to confidentiality on terms consistent with those set forth herein. With respect to Project Technology, such investors and other sources of financing are to be given a summary of Confidential Information related to Project Technology, including a summary of patent information, which the investors can use for investment purposes only. Such summaries shall be reviewed and approved by Monsanto prior to any such disclosure, such approval shall not be unreasonably withheld. Paradigm shall make reasonable efforts to provide such summaries well in advance of any need to disclose such summaries. While Monsanto's approval will be deemed to have been given unless Monsanto notifies Paradigm of its disapproval within ten (10) days after receipt of the summary, Paradigm agrees to extend this time period if practicable upon the request of Monsanto.

7.9  Publications

     It is expected that each party may wish to publish the results of its research under this Agreement. Contributions by the other party shall be acknowledged in any publication by the publishing party. In order to safeguard intellectual property rights, the party wishing to publish or otherwise publicly disclose material which describes or otherwise discloses the other party's Confidential Information or Project Technology shall first submit a draft of any proposed manuscript to the Project Committee for review, comment and consideration of appropriate patent application preparation activity at least sixty (60) days prior to any submission for publication or other public disclosure. The Project Committee will advise the party seeking publication as to whether a patent application will be prepared and filed or whether Confidential Information should be removed from the disclosure. The Project Committee will, in cooperation with both parties, determine the appropriate timing and content of any such publications. The Project Committee can, in its discretion, request that the publishing party delay publication for a reasonable time period for the purpose of preparation of an appropriate patent application(s). If the Project Committee is no longer functioning, its responsibilities under this
     Article 7.9 will be assigned to a committee consisting of one person designated by Monsanto and one person designated by Paradigm.

                       8.  REPRESENTATION AND WARRANTIES
                           -----------------------------

8.1  Monsanto

     Monsanto represents and warrants that it has the right to make conveyances and grants in accordance with the Articles hereof, including, without limitation, the delivery of the Monsanto DNA Information and the grant of rights to use Monsanto Enabling Technology. It is expressly understood, however, that in making the conveyances and grants under this Agreement with the exception of the foregoing provisions of this paragraph, Monsanto MAKES NO REPRESENTATION, EXTENDS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO:

     1) THE SCOPE OR VALIDITY OF ANY PATENT WHICH MAY FALL WITHIN LICENSED PATENT RIGHTS;

     2) ANY USE OF LICENSED PRODUCT OR MONSANTO ENABLING TECHNOLOGY BEING FREE FROM INFRINGEMENT OF PATENTS OTHER THAN THE MONSANTO PATENTS CLAIMING MONSANTO ENABLING TECHNOLOGY OR LICENSED PATENT RIGHTS.

8.2  Paradigm

     Paradigm represents and warrants that it has the right to make conveyances and grants in accordance with the articles hereof. Paradigm does not warrant that any use of the Project Technology database is without liability to any third party or without a need to obtain a license from such third party. Except as set forth in the first sentence of this paragraph, Paradigm MAKES NO REPRESENTATION, EXTENDS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT
     TO:

     1) THE SCOPE OR VALIDITY OF ANY PATENT WHICH MAY FALL WITHIN LICENSED PATENT RIGHTS;

     2) ANY USE OF LICENSED PRODUCT BEING FREE FROM INFRINGEMENT OF PATENTS OTHER THAN THE LICENSED PATENT RIGHTS.

8.3  Third Party Obligation

     Paradigm has informed Monsanto that it has an exclusive herbicide discovery project with a third party that involves functional analysis of Arabidopsis genes. Paradigm shall not conduct research for Monsanto relating to the identification and development of novel genes, and/or gene products, gene functions and assays useful to measure the potential herbicidal activity of chemical compounds or substances. Notwithstanding the above provisions in
     Article 2.1, Monsanto will not own inventions in the field of herbicides made by Paradigm or any patent application or patent based on such inventions and Paradigm will grant no rights to Monsanto with respect to inventions in the field of herbicides or with respect to any patent application or patent based on such inventions.

                              9.  INDEMNIFICATION
                                  ---------------

9.1  GENERAL -PARADIGM

     EXCEPT TO THE EXTENT CAUSED BY MONSANTO'S NEGLIGENCE OR WILLFUL MISCONDUCT, OR ARISING FROM A BREACH BY MONSANTO OF ITS WARRANTIES UNDER ARTICLE 8.1 ABOVE, PARADIGM SHALL DEFEND AND INDEMNIFY AGAINST, AND HOLD MONSANTO AND ITS EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS HARMLESS FROM, ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING COURT COSTS AND REASONABLE FEES OF ATTORNEYS AND OTHER PROFESSIONALS) INCURRED FROM ANY CLAIM ARISING OR ALLEGED TO ARISE OUT OF THE MANUFACTURE, USE, DISTRIBUTION OR SALE BY PARADIGM OR ANY PARADIGM AFFILIATE OF ANY LICENSED PRODUCT; PROVIDED, HOWEVER, THAT (I) PARADIGM SHALL HAVE SOLE CONTROL OF SUCH DEFENSE, AND
     (II) MONSANTO SHALL PROVIDE NOTICE PROMPTLY TO PARADIGM OF ANY ACTUAL OR THREATENED CLAIM OF WHICH MONSANTO BECOMES AWARE.

9.2  GENERAL -MONSANTO

     EXCEPT TO THE EXTENT CAUSED BY PARADIGM'S NEGLIGENCE OR WILLFUL MISCONDUCT, OR ARISING FROM A BREACH BY PARADIGM OF ITS WARRANTIES UNDER ARTICLE 8.2 ABOVE, MONSANTO SHALL DEFEND AND INDEMNIFY AGAINST, AND HOLD PARADIGM AND ITS EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS HARMLESS FROM, ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING COURT COSTS AND REASONABLE FEES OF ATTORNEYS AND OTHER PROFESSIONALS) INCURRED FROM ANY CLAIM ARISING OR ALLEGED TO ARISE OUT OF (A) THE MANUFACTURE, USE, DISTRIBUTION OR SALE BY MONSANTO, ANY MONSANTO AFFILIATE, OR ANY MONSANTO LICENSEE OR SUBLICENSEE OF ANY PRODUCT CONTAINING ANY LICENSED PRODUCT; OR (B) THE INFRINGEMENT OF ANY PATENT, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY AS A RESULT OF THE USE OF ANY MONSANTO DNA INFORMATION IN THE PROJECT PLAN; PROVIDED, HOWEVER, THAT (I) MONSANTO SHALL HAVE SOLE CONTROL OF SUCH DEFENSE, AND (II)PARADIGM SHALL PROVIDE NOTICE PROMPTLY TO MONSANTO OF ANY ACTUAL OR THREATENED CLAIM OF WHICH PARADIGM BECOMES AWARE.

9.3  OTHER LOSS

     EXCEPT TO THE EXTENT PROVIDED FOR IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY LOSS OF

     PROFITS, LOSS OF BUSINESS, INTERRUPTION OF BUSINESS, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND SUFFERED BY SUCH OTHER PARTY FOR BREACH HEREOF, WHETHER BASED ON CONTRACT OR TORT CLAIMS OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS.

                              10.  APPLICABLE LAW
                                   --------------

10.1 Governing Law; Jurisdiction

     THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND ANY DISPUTE CONNECTED WITH THIS AGREEMENT SHALL BE GOVERNED BY AND DETERMINED IN ACCORDANCE WITH THE STATUTORY, REGULATORY AND DECISIONAL LAW OF THE STATE OF DELAWARE (EXCLUSIVE OF SUCH STATE'S CHOICE OR CONFLICTS OF LAWS RULES) AND, TO THE EXTENT APPLICABLE, THE FEDERAL STATUTORY, REGULATORY AND DECISIONAL LAW OF THE UNITED STATES (EXCEPT FOR THE U.N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS, APRIL 10, 1980, U.N. DOC. A/CONF. 97/18, 19 I.L.M. 668, 671 (1980) REPRINTED IN PUBLIC NOTICE, 52 FED. REG. 662-80 (1987), WHICH IS HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED).

                         11.  MISCELLANEOUS PROVISIONS
                              ------------------------

11.1 Notices:

     All notices and other communications required or permitted under this Agreement shall be deemed to be properly given when in writing and sent by registered or certified mail, postage prepaid or by reputable courier service providing evidence of delivery or by facsimile with receipt confirmation, to the other party at the address set forth below, or at such other address as either party may be in writing designate from time to time for these purposes.

If to Paradigm:     Paradigm Genetics Inc.
                    104 Alexander Drive, Building 2
                    P0 Box 14528
                    RTP, North Carolina, 27709
                    Attention: Chief Executive Officer
                    with a copy to: Chief Counsel, Paradigm Genetics

If to Monsanto:     Monsanto Company
                    700 Chesterfield Parkway North
                    St. Louis, Missouri 63198
                    Attention:  President, Ag

Copy to:            Monsanto Company
                    800 North Lindbergh Boulevard
                    St. Louis, Missouri 63167
                    Attention: Group Patent Counsel

11.2  Assignability:

      The rights and obligations acquired herein by the parties are not assignable, transferable or otherwise conveyable, in whole or part (by operation of law or otherwise) to any third party without the consent of other party, which shall not be unreasonably withheld, except that either party may, without such consent, assign its rights and obligations to any purchaser of all or substantially all of the assets of the party related to this Agreement or to any successor corporation resulting from any merger or consolidation of a party.

11.3  Dispute Resolution

      11.3.1  General

              All disputes which may arise under, out of, or in connection with this Agreement shall be resolved as follows:

      11.3.2   Parties Shall Meet

               First, the parties shall make all commercially reasonable efforts to resolve the dispute. If, after making all commercially reasonable efforts the parties cannot resolve the issue within six months after written notice of the dispute from one party to the other, then the parties may appoint one or more independent parties to assist in resolving the dispute through mediation ("mediation stage").

      11.3.3   CEOs Shall Meet

               If the mediation described above does not resolve the dispute, then the Chief Executive Officer of Monsanto and the Chief Executive Officer of the ultimate parent of Paradigm shall meet to resolve the dispute.

      11.3.4   Arbitration Trigger

               In the event such Chief Executive Officers shall not have resolved such matter within sixty (60) days of written request by one of such Chief Executive Officers for such a meeting, either party may initiate arbitration with respect to such dispute in accordance with paragraph 11.3.5 hereof.

     11.3.5  Arbitration Rules

             The arbitration proceeding shall be conducted in the City of New York, State of New York, United States of America, in accordance with the then existing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Article 11.1 of this Agreement shall be valid and sufficient. In any arbitration, the award shall be rendered by a majority of the members of a Board of Arbitration consisting of three (3) members, one of whom shall be appointed by Monsanto, the second by Paradigm, and the third by mutual agreement of the first two said arbitrators, and none of whom shall be affiliated with either party or its Affiliates. In the event of failure of said first two arbitrators to agree within sixty (60) days after commencement of the arbitration proceeding upon the appointment of the third member, the third arbitrator shall be appointed by the American Arbitration Association in accordance with its then existing rules.

             Notwithstanding the foregoing, in the event that either such party shall fail to appoint an arbitrator within thirty (30) days after commencement of the arbitration proceeding, such arbitrator and the third arbitrator shall be appointed by the American Arbitration Association in accordance with its then existing rules. For the purposes of this paragraph, the "commencement of arbitration proceeding" shall be deemed to be the date upon which a written demand for arbitration is received by the American Arbitration Association from one of the parties.

     11.3.6  Agreements to Agree

             The failure by the parties to agree on any matter expressed in this Agreement as a matter to be agreed upon by or determined by mutual agreement, decision, consent or approval of the parties shall not constitute a basis for the initiation by either party of litigation or arbitration. Any court having jurisdiction under this Article or any arbitrator shall have no power to decide any such matter to which such mutual agreement, decision or consent has not been obtained.

11.4 Tax Reporting:

     Monsanto and Paradigm shall treat all payments made by Monsanto under
     Article 4.1 as amounts paid for qualified research under section 41(b)(3) of the Internal Revenue Code of 1986.

11.5  Severability:

      In case any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

11.6  Counterparts:

      This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

11.7  Headings:

      Headings as to the contents of particular Articles are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Articles to which they refer.

11.8  Agreement references:

      All Articles referred to herein are Articles of this Agreement.

11.9  Appendices:

      The appended Appendices form an integral part of this Agreement.

11.10 Export Control:

      Notwithstanding any other provisions of this Agreement, Paradigm agrees to make no disclosure or use of any Monsanto information or Monsanto technology furnished or made known to Paradigm pursuant to this Agreement, and Monsanto agrees to make no disclosure or use of any Paradigm information, Paradigm technology or Improvements disclosed to Monsanto pursuant to this Agreement except in compliance with the laws and regulations of the United States of America, including the Export Administration Regulations promulgated by the Office of Export Administration International Trade Administration, United States Department of Commerce; and in particular, each party agrees not to export, directly or indirectly, either the technical data furnished or made known to it by the other party pursuant to this Agreement; or

      the "direct product" thereof; or
       any commodity produced using such technical data to any country or countries for which a validated license is required unless a validated license is first obtained pursuant to the Export Administration Regulations. The term "direct product" as used above, is defined to mean the immediate product (including process and services) produced directly by the use of the technical data.

11.11  Force Majeure:

       Except for payments of money, neither of the parties shall be liable for any default or delay in performance of any obligation under this Agreement caused by any of the following: Act of God, war, riot, fire, explosion, accident, flood, sabotage, compliance with governmental requests, laws, regulations, orders or actions, national defense requirements or any other event beyond the reasonable control of such party; or labor trouble, strike, lockout or injunction (provided that neither of the parties shall be required to settle a labor dispute against its own best judgment).

       The party invoking this subparagraph shall give the other party notice and full particulars of such force majeure event by telephone, telegram, telex or facsimile as soon as possible after the occurrence of the cause upon which said party is relying. Telephone, telegram, telex and telecopier notices shall be confirmed in writing by the sending party within five (5) days.

       Both Monsanto and Paradigm shall use reasonable efforts to mitigate the effects of any force majeure on their respective part.

11.12  Negation of Agency:

       It is agreed and understood by the parties hereto that each of Paradigm and Monsanto, in its performance of its obligations and responsibilities under this Agreement, is an independent contractor and that nothing herein contained shall be deemed to create an agency, partnership, joint venture or like relationship between the parties. The manner in which each of Paradigm and Monsanto carries out its performance under this Agreement is within each of Paradigm's and Monsanto's sole discretion and control.

11.13  Other Requests:

       The parties hereto agree that upon reasonable request of the other party, each such party shall execute and deliver such additional documents and Agreements, and take such further actions, as may be necessary in order to fulfill and give effect to the terms of this Agreement.

11.14  Amendment and Waiver:

       This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party or parties waiving compliance. The delay or failure of any party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the Effective Date.


PARADIGM GENETICS INC.                  MONSANTO COMPANY



By________________________________      By______________________________


Date______________________________      Date____________________________

                                  APPENDICES

          Appendix A - Major Crops

          [___________]*


          [___________]*


          [___________]*


          [___________]*


          [___________]*


          [___________]*


          [___________]*

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

                           Appendix B - Project Plan


                  [_______________________________________________

                   _______________________________________________]*

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

* Paradigm Genetics, Inc. requests confidential treatment for Appendix B in its entirety. Appendix B consists of 16.5 pages of text.

--------------------------------------------------------------------------------
                                  Appendix C
--------------------------------------------------------------------------------
                                   Project Plan

                                Production Target

                                     Levels
--------------------------------------------------------------------------------
            Production

            Target Levels per

            Quarter
--------------------------------------------------------------------------------
            Constructs            Plant Trans       Pheno Anal     Full Anal
--------------------------------------------------------------------------------
Q1                [__]*
--------------------------------------------------------------------------------
Q2                [__]*                [__]*
--------------------------------------------------------------------------------
Q3                [__]*                [__]*
--------------------------------------------------------------------------------
Q4                [__]*                [__]*             [__]*
--------------------------------------------------------------------------------
Q5                [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------
Q6                [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------
Q7                [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------
Q8                [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------
Q9                [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------
Q10               [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------
Q11               [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------
Q12               [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------
Q13               [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------
Q14               [__]*                [__]*             [__]*            [__]*
--------------------------------------------------------------------------------

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

Q15                [__]*                [__]*           [__]*            [__]*
-----------------------------------------------------------------------------
Q16                [__]*                [__]*           [__]*            [__]*
-----------------------------------------------------------------------------
Q17                [__]*                [__]*           [__]*            [__]*
-----------------------------------------------------------------------------
Q18                [__]*                [__]*           [__]*            [__]*
-----------------------------------------------------------------------------
Q19                [__]*                [__]*           [__]*            [__]*
-----------------------------------------------------------------------------
Q20                [__]*                [__]*           [__]*            [__]*
-----------------------------------------------------------------------------
Q21                [__]*                [__]*           [__]*            [__]*
-----------------------------------------------------------------------------
Q22                                     [__]*           [__]*            [__]*
-----------------------------------------------------------------------------
Q23                                                     [__]*            [__]*
-----------------------------------------------------------------------------
Q24                                                     [__]*            [__]*
-----------------------------------------------------------------------------

Total           [____]*              [____]*         [____]*             [____]*
-----------------------------------------------------------------------------
            BOLD NUMBERS =

            PRODUCTION

            TARGET LEVELS

-----------------------------------------------------------------------------

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
Appendix D:                    Appendix D
--------------------------------------------------------------------------------
                               Quarterly            Production Target Level
--------------------------------------------------------------------------------
                               Payments                      Payments
--------------------------------------------------------------------------------
Year 1
--------------------------------------------------------------------------------
Q1                          [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q2                          [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q3                          [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q4                          [__________]*                   [__________]*
--------------------------------------------------------------------------------
Year 2
--------------------------------------------------------------------------------
Q5                          [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q6                          [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q7                          [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q8                          [__________]*                   [__________]*
--------------------------------------------------------------------------------
Year 3
--------------------------------------------------------------------------------
Q9                          [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q10                         [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q11                         [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q12                         [__________]*                   [__________]*
--------------------------------------------------------------------------------
Year 4
--------------------------------------------------------------------------------
Q13                         [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q14                         [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q15                         [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q16                         [__________]*                   [__________]*
--------------------------------------------------------------------------------

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
Year 5
--------------------------------------------------------------------------------
Q17                         [__________]*                          [__________]*
--------------------------------------------------------------------------------
Q18                         [__________]*                          [__________]*
--------------------------------------------------------------------------------
Q19                         [__________]*                          [__________]*
--------------------------------------------------------------------------------
Q20                         [__________]*                          [__________]*
--------------------------------------------------------------------------------
Year 6
--------------------------------------------------------------------------------
Q21                         [__________]*                          [__________]*
--------------------------------------------------------------------------------
Q22                         [__________]*                          [__________]*
--------------------------------------------------------------------------------
Q23                         [__________]*                          [__________]*
--------------------------------------------------------------------------------
Q24                         [__________]*                          [__________]*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                       [__________]*                          [__________]*
--------------------------------------------------------------------------------

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                  Appendix E
--------------------------------------------------------------------------------
                               [_______________]*

                               Production Target

                                    Levels
--------------------------------------------------------------------------------
         Production

         Target Levels per

         Quarter
--------------------------------------------------------------------------------
           Clone/Seq              Plant Trans        Pheno Anal      Full Anal
--------------------------------------------------------------------------------
Q1            [__]*
--------------------------------------------------------------------------------
Q2            [__]*
--------------------------------------------------------------------------------
Q3            [__]*
--------------------------------------------------------------------------------
Q4            [__]*                     [__]*
--------------------------------------------------------------------------------
Q5            [__]*                     [__]*
--------------------------------------------------------------------------------
Q6            [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q7            [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q8            [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q9            [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q10           [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q11           [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q12           [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q13           [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q14           [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q11           [__]*                     [__]*              [__]*           [__]*
--------------------------------------------------------------------------------

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
Q16                      [__]*           [__]*            [__]*            [__]*
--------------------------------------------------------------------------------
Q17                                      [__]*            [__]*            [__]*
--------------------------------------------------------------------------------
Q18                                      [__]*            [__]*            [__]*
--------------------------------------------------------------------------------
Q19                                                       [__]*            [__]*
--------------------------------------------------------------------------------
Q20                                                       [__]*            [__]*
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Total                  [____]*          [____]*          [____]*         [____]*
--------------------------------------------------------------------------------

            BOLD NUMBERS =

            PRODUCTION

            TARGET LEVELS
--------------------------------------------------------------------------------
            QUARTERS = [_____]*

            QUARTERS (NOT

            PROJECT

            QUARTERS)
--------------------------------------------------------------------------------

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                  Appendix F

                             [__________________]*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Quarterly           Production Target Level
--------------------------------------------------------------------------------
                                    Payments                   Payments
--------------------------------------------------------------------------------
Year 1
--------------------------------------------------------------------------------
Up front access fees               [__________]*
--------------------------------------------------------------------------------
Q1                                 [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q2                                 [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q3                                 [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q4                                 [__________]*                   [__________]*
--------------------------------------------------------------------------------
Year 2
--------------------------------------------------------------------------------
Q5                                 [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q6                                 [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q7                                 [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q8                                 [__________]*                   [__________]*
--------------------------------------------------------------------------------
Year 3
--------------------------------------------------------------------------------
Q9                                 [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q10                                [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q11                                [__________]*                   [__________]*
--------------------------------------------------------------------------------
Q12                                [__________]*                   [__________]*
--------------------------------------------------------------------------------
Year 4
--------------------------------------------------------------------------------
Q13                                [__________]*                   [__________]*
--------------------------------------------------------------------------------

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
Q14                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Q15                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Q16                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Year 5
--------------------------------------------------------------------------------
Q17                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Q18                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Q19                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Q20                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Year 6
--------------------------------------------------------------------------------
Q21                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Q22                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Q23                        [__________]*                         [__________]*
--------------------------------------------------------------------------------
Q24                        [__________]*                         [__________]*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOTAL                      [__________]*                         [__________]*
--------------------------------------------------------------------------------

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                  Appendix G
--------------------------------------------------------------------------------
                                  Increase in

                              Arabidopsis Option

                               Production Target

                                    Levels
--------------------------------------------------------------------------------
        Production

        Target Levels per

        Qtr
--------------------------------------------------------------------------------
          Clone/Seq                 Plant Trans      Pheno Anal     Full Anal
--------------------------------------------------------------------------------
Q1             [__]*
--------------------------------------------------------------------------------
Q2             [__]*                       [__]*
--------------------------------------------------------------------------------
Q3             [__]*                       [__]*
--------------------------------------------------------------------------------
Q4             [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q5             [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q6             [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q7             [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q8             [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q9             [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q10            [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q11            [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q12            [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q13            [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------
Q14            [__]*                       [__]*           [__]*          [__]*
--------------------------------------------------------------------------------

                                       46
--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
Q15                [__]*               [__]*              [__]*            [__]*
--------------------------------------------------------------------------------
Q16                [__]*               [__]*              [__]*            [__]*
--------------------------------------------------------------------------------
Q17                [__]*               [__]*              [__]*            [__]*
--------------------------------------------------------------------------------
Q18                [__]*               [__]*              [__]*            [__]*
--------------------------------------------------------------------------------
Q19                [__]*               [__]*
--------------------------------------------------------------------------------
Q20                                                       [__]*            [__]*
--------------------------------------------------------------------------------
Total           [_____]*            [_____]*           [_____]*         [_____]*
--------------------------------------------------------------------------------
            BOLD
            NUMBERS =
            PRODUCTION
            TARGET
            LEVELS
--------------------------------------------------------------------------------
            QUARTERS =
            OPTION
            QUARTERS
            (NOT PROJECT
            QUARTERS)
--------------------------------------------------------------------------------

                                       47

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                  Appendix H
--------------------------------------------------------------------------------
                            Increase in Arabidopsis

                                    Option
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Quarterly         Production Target Level
--------------------------------------------------------------------------------
                                    Payments                 Payments
--------------------------------------------------------------------------------
Year 1
--------------------------------------------------------------------------------
Up-front access fees                [__________]*
--------------------------------------------------------------------------------
Q1                                  [__________]*                  [__________]*
--------------------------------------------------------------------------------
Q2                                  [__________]*                  [__________]*
--------------------------------------------------------------------------------
Q3                                  [__________]*                  [__________]*
--------------------------------------------------------------------------------
Q4                                  [__________]*                  [__________]*
--------------------------------------------------------------------------------
Year 2
--------------------------------------------------------------------------------
Q5                                  [__________]*                  [__________]*
--------------------------------------------------------------------------------
Q6                                  [__________]*                  [__________]*
--------------------------------------------------------------------------------
Q7                                  [__________]*                  [__________]*
--------------------------------------------------------------------------------
Q8                                  [__________]*                  [__________]*
--------------------------------------------------------------------------------
Year 3
--------------------------------------------------------------------------------
Q9                                  [__________]*                  [__________]*
--------------------------------------------------------------------------------
Q10                                 [__________]*                  [__________]*
--------------------------------------------------------------------------------
Q11                                 [__________]*                  [__________]*
--------------------------------------------------------------------------------
Q12                                 [__________]*                  [__________]*
--------------------------------------------------------------------------------
Year 4
--------------------------------------------------------------------------------

                                       48

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
Q13                       [__________]*                          [__________]*
--------------------------------------------------------------------------------
Q14                       [__________]*                          [__________]*
--------------------------------------------------------------------------------
Q15                       [__________]*                          [__________]*
--------------------------------------------------------------------------------
Q16                       [__________]*                          [__________]*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOTAL                     [__________]*                          [__________]*
--------------------------------------------------------------------------------

                                       49

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                  Appendix I
--------------------------------------------------------------------------------
                                  Increase in

                              Arabidopsis with 8

                                   Year Term
--------------------------------------------------------------------------------
        Production Target
        Levels per Qtr
--------------------------------------------------------------------------------
              Clone/Seq            Plant Trans         Pheno Anal    Full Anal
--------------------------------------------------------------------------------
Q1                 [__]*
--------------------------------------------------------------------------------
Q2                 [__]*                 [__]*
--------------------------------------------------------------------------------
Q3                 [__]*                 [__]*
--------------------------------------------------------------------------------
Q4                 [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q5                 [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q6                 [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q7                 [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q8                 [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q9                 [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q10                [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
all                [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q12                [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q13                [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q14                [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q15                [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------
Q16                [__]*                 [__]*               [__]*         [__]*
--------------------------------------------------------------------------------

                                       50


--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
Q17                   [__]*             [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q18                   [__]*             [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q19                   [__]*             [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q20                   [__]*             [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q21                   [__]*             [__]*              [__]*           [__]*
--------------------------------------------------------------------------------
Q22                                                        [__]*           [__]*
--------------------------------------------------------------------------------
Q23                                                        [__]*           [__]*
--------------------------------------------------------------------------------
Q24                                                                        [__]*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total              [_____]*          [_____]*           [_____]*        [_____]*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          BOLD NUMBERS =

          PRODUCTION
          TARGET

          LEVELS
--------------------------------------------------------------------------------
          QUARTERS =
          OPTION


          QUARTERS (NOT

          PROJECT
          QUARTERS)
--------------------------------------------------------------------------------

                                       51

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                  Appendix J
--------------------------------------------------------------------------------
                            Increase in Arabidopsis

                            with 8 Year Term Option
--------------------------------------------------------------------------------

                                   Quarterly          Production Target Level
--------------------------------------------------------------------------------
                                   Payments                   Payments
--------------------------------------------------------------------------------
Year 1
--------------------------------------------------------------------------------
Up-front access fees               [____________]*
--------------------------------------------------------------------------------
Q1                                 [____________]*               [____________]*
--------------------------------------------------------------------------------
Q2                                 [____________]*               [____________]*
--------------------------------------------------------------------------------
Q3                                 [____________]*               [____________]*
--------------------------------------------------------------------------------
Q4                                 [____________]*               [____________]*
--------------------------------------------------------------------------------
Year 2
--------------------------------------------------------------------------------
Q5                                 [____________]*               [____________]*
--------------------------------------------------------------------------------
Q6                                 [____________]*               [____________]*
--------------------------------------------------------------------------------
Q7                                 [____________]*               [____________]*
--------------------------------------------------------------------------------
Q8                                 [____________]*               [____________]*
--------------------------------------------------------------------------------
Year 3
--------------------------------------------------------------------------------
Q9                                 [____________]*               [____________]*
--------------------------------------------------------------------------------
Q10                                [____________]*               [____________]*
--------------------------------------------------------------------------------
Q11                                [____________]*               [____________]*
--------------------------------------------------------------------------------
Q12                                [____________]*               [____________]*
--------------------------------------------------------------------------------
Year 4
--------------------------------------------------------------------------------
Q13                                [____________]*               [____________]*
--------------------------------------------------------------------------------

                                       52


--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
Q14                                [____________]*              [____________]*
--------------------------------------------------------------------------------
Q15                                [____________]*              [____________]*
--------------------------------------------------------------------------------
Q16                                [____________]*              [____________]*
--------------------------------------------------------------------------------
Year 5
--------------------------------------------------------------------------------
Q17                                [____________]*              [____________]*
--------------------------------------------------------------------------------
Q18                                [____________]*              [____________]*
--------------------------------------------------------------------------------
Q19                                [____________]*              [____________]*
--------------------------------------------------------------------------------
Q20                                [____________]*              [____________]*
--------------------------------------------------------------------------------
Year 6                                                          [____________]*
--------------------------------------------------------------------------------
Q21                                [____________]*
--------------------------------------------------------------------------------
Q22                                [____________]*              [____________]*
--------------------------------------------------------------------------------
Q23                                [____________]*              [____________]*
--------------------------------------------------------------------------------
Q24                                [____________]*              [____________]*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOTAL                              [____________]*              [____________]*
--------------------------------------------------------------------------------

                                       53

--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

                                  Appendix K


                        Monsanto Enabling Technologies



Monsanto Enabling Technologies

[_____________________________]*

[_____________________________]*

[_____________________________]*

[_____________________________]*

[_____________________________]*

                                       54


--------
* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.